UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2021

ALTIMETER GROWTH CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39573	98-1554598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Sand Hill Road, Suite 150 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(650) 549-9145

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	AGCUU	NASDAQ Capital Market
Class A Ordinary Shares included as part of the units	AGC	NASDAQ Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AGCWW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 30, 2021, Altimeter Growth Corp., a Cayman Islands exempted company (“AGC”), held an extraordinary general meeting of shareholders (the “EGM”). At the EGM, a total of 41,206,486 (65.93%) of AGC’s issued and outstanding ordinary shares held of record as of November 5, 2021, the record date for the EGM, were present either in person or by proxy, which constituted a quorum for the transaction of business. AGC’s stockholders voted on the following proposals at the EGM, which are defined and described in more detail in the definitive proxy statement/prospectus of AGC, which was filed with the Securities and Exchange Commission on November 19, 2021 (the “Proxy Statement”). The shareholders approved each of the proposals listed below.

The final vote tabulation for each proposal is set forth below.

(1)    Proposal No. 1 - The Business Combination Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,992,452	74,907	139,127	—

(2)    Proposal No. 2 - The Initial Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,992,629	73,645	140,212	—

(3)    Proposal No. 3A - The Governing Documents Proposal A

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,623,266	3,266,072	317,148	—

(4)    Proposal No. 3B - The Governing Documents Proposal B

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,636,600	3,215,333	354,553	—

(5)    Proposal No. 3C - The Governing Documents Proposal C

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,691,497	3,158,383	356,606	—

(6)    Proposal No. 3D - The Governing Documents Proposal D

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,703,852	3,149,749	352,885	—

(7)    Proposal No. 3E - The Governing Documents Proposal E

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,828,134	27,083	351,269	—

(8)     Proposal No. 4 - The Adjournment Proposal

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the EGM, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of April 12, 2021 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among AGC, Grab Holdings Limited (formerly J1 Holdings Inc.), a Cayman Islands exempted company (“GHL”), J2 Holdings Inc., a Cayman Islands exempted company and direct wholly owned subsidiary of GHL, J3 Holdings Inc., a Cayman Islands exempted company and direct wholly owned subsidiary of GHL, and Grab Holdings Inc., a Cayman Islands exempted company, are expected to be consummated on December 1, 2021. Following the consummation of the Transactions, the common stock and warrants of GHL are expected to begin trading on the Nasdaq Stock Market under the symbols “GRAB” and “GRABW,” respectively, on December 2, 2021.

Item 7.01	Regulation FD Disclosure.

In connection with the Business Combination, holders of 8,565 shares of AGC’s Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $85,654.47.

Item 8.01.	Other Events

On November 30, 2021, AGC issued a press release announcing the voting results of the EGM, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 30, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding future events, such as statements regarding the likelihood, ability and timing of the consummation of the Transactions and the trading of the common stock and warrants of GHL on the Nasdaq Capital Market under the symbols “GRAB” and “GRABW,” respectively. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, general economic, political and business conditions; the inability of the parties to consummate the Transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Transactions; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Transactions; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the Transactions; the inability to obtain or maintain the listing of GHL securities on the Nasdaq Capital Market following the Transactions; and those factors discussed in the Proxy Statement. There may be additional risks that AGC presently does not know or that AGC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Furthermore, if the forward-

looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2021	ALTIMETER GROWTH CORP.

	By:	/s/ Hab Siam
	Name:	Hab Siam
	Title:	General Counsel